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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Nathan I. Partain	John R. Sagan
DNP Select Income Fund Inc.	Mayer, Brown, Rowe & Maw LLP
55 East Monroe Street	71 South Wacker Drive
Chicago, Illinois 60603	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant's telephone number, including area code:      (312) 368-5510

Date of fiscal year end:      December 31

Date of reporting period:      June 30, 2006

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund paid three monthly dividends of 6.5 cents per share during the second quarter. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.65% common stock dividend yield based on the June 30, 2006, closing price of $10.20 per share. That yield compares favorably with the June 30 yields of 3.20% on the Dow Jones Utility Index and 3.31% on the S&P Utilities Index.

     Your Fund had a total return (income plus change in market price) of -0.4% for the quarter ended June 30, 2006. In comparison, the S&P Utilities Index had a total return of 5.7%. A composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of 3.8%.

     On a longer-term basis, as of June 30, 2006, your Fund had a five-year cumulative total return of 40.4%. In comparison, the S&P Utilities Index had a cumulative total return during that period of 6.5%, while a composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a cumulative total return of 10.9%.

     Trends in Federal Monetary Policy: In our letters to shareholders over the last several years, we have periodically commented about trends in the economic environment that affect the Fund. The following is a summary of historical and present trends in federal monetary policy.

     The Federal Reserve (Fed) currently has two legislated objectives—price stability and full employment. In a 2001 speech entitled Transparency in Monetary Policy, Former Federal Reserve Chairman Greenspan said that not only did the Fed need to implement an effective monetary policy to meet legislated objectives, but also needed to do so in a “most open and transparent manner.”

     The concept of monetary policy transparency implies a clear and widely disseminated statement of situation-specific policy goals, the indicators that will motivate policy action, and the instruments best suited to achieve those goals. The purpose of transparency is to provide information to the public, business, and the financial markets that will improve expectations of future policy actions and the state of the economy. The more all of us know about the circumstances under which we make our daily decisions, the better the outcomes will be.

     The Fed and its policy-setting arm, the Federal Open Market Committee (FOMC), do not have a long history of monetary policy communication. The FOMC only began its current practice of immediately announcing its policy decisions in 1994. The press release at that time noted that the FOMC had “decided to increase slightly the degree of pressure on reserve positions.” It was not until 1995 that FOMC press releases began to make explicit reference to changes in the federal funds target rate, such as: “Today’s action will be reflected in a 25 basis point decline in the federal funds rate.”

     In 1999, the FOMC begin releasing announcements following each meeting even if there were no changes in its policy, and announcements included a description of economic conditions and an indication of the likely direction of the next policy move. For example: “The Committee was concerned about the potential for a buildup in inflationary imbalances that could undermine the favorable performance of the economy and therefore adopted a directive that is tilted towards the possibility of a firming in the stance of monetary policy.” In 2000, “tilt” was replaced with a more complete statement describing the “balance of risks” to the economic outlook, and in 2002 the FOMC began releasing the votes of individual members and the strategy preferred by dissenting members.

     When in 2003 the Fed perceived a threat of disinflation, the FOMC said that it expected to maintain its low federal funds rate for a “considerable period”—a clear indication that the public should not expect a policy change in the near term. When the threat of disinflation was judged to have passed in 2004, the FOMC said that its low-rate monetary policy could be “removed at a measured pace”—clear evidence that interest rates were going to rise slowly and predictably. Last December, the FOMC modified the form of its announcement to state that “some further measured firming might be required,” and in January 2006, the word “measured” was eliminated—a signal that the timing and magnitude of future actions would be less certain.

     In May of this year, the Fed began communicating that future policy actions “will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Such a real-time data dependent monetary policy brings us to the current situation of transparency without certainty. Because the Fed’s dual goals of price stability and economic growth are at times inherently conflicting, until current concerns about these goals are resolved, future policy action expectations remain subject to uncertain forecasts.

     Although your Fund managers believe that the Fed is likely to stop raising rates in the near future, we note that your Fund’s investment objectives and policies provide several advantages in uncertain times. As you know, the Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Accordingly, the equity securities in your Fund’s portfolio are from companies that have established a reputation for paying regular dividends and for increasing their dividends over time. It is widely acknowledged that regular dividends play a major role in moderating investment risk. Your Fund also invests in bonds and preferred stocks. Fixed income securities must generally be rated investment grade at the time of purchase, and the Fund’s fixed income portfolio is diversified as to maturity and issuer. In summary, regardless of the uncertain investment environment, your Fund managers will continue to pursue current income from quality companies.

DNP SELECT INCOME FUND INC.
SECTOR ALLOCATION*
June 30, 2006

*	Sector allocation is based on total investments rather than total net assets applicable to common stock and includes securities purchased with the cash collateral for securities loaned.

     Board of Directors’Actions: At the regular May 2006 Board of Directors meeting, the Board increased from 15% to 20% the percentage of the Fund’s total assets that may be invested in securities issued by public companies outside the United States. With the increasing globalization of the financial markets and the advantageous dividend attributes of selected foreign utility issues, the Board felt that an increase in the Fund’s potential foreign exposure was warranted. The Board had previously increased the permitted percentage of foreign investments in 1998 from 10% to 15%.

     In July 2006 your Fund issued $200 million of Auction Preferred Stock (APS). The July issuance completed the $500 million total issuance of APS authorized by the Board. The proceeds from the offerings were used to retire the Fund’s $200 million commercial paper program and to increase the Fund’s total assets available for investment. The APS issues are rated AAA by Standard & Poor’s and Aaa by Moody’s Investors Service, which is consistent with the Fund’s outstanding Remarketed Preferred Stock. (Rating agencies point out that their ratings are statements of opinion and are not recommendations to purchase, sell, or hold any securities.)

     At the regular August 2006 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date

6.5	September 29	October 10
6.5	October 31	November 10
6.5	November 30	December 11

     The determination of the character of all Fund distributions (specifying which portion is ordinary income, qualifying dividend income, short or long term capital gains, or return of capital) is made each year-end and is reported to shareholders on Form 1099-DIV, which is mailed every year in late January or early February.

     At the February 2006 Board of Directors meeting, the Board reviewed the Fund’s dividend policy and reaffirmed the current 6.5 cents per share per month dividend rate. Interest rates remain historically low despite recent Federal Reserve actions, and utility common stock dividend yields are well below their long-term average. Since 2004, the Fund has made increased use of realized gains to supplement its investment income and has reduced its use of short-term trading strategies designed to capture dividend income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from realized gains will be treated as ordinary income for tax purposes. Once the Fund utilizes all of its tax loss carryforwards and, in the absence of an increase in the yields available on Fund investments and/or realizable gains on Fund investments, the Fund’s dividend distributions may include a portion of non-taxable return of capital in order to maintain the dividend rate.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. These services are offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s web site at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and dividend information at our web site, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President and Chief
Executive Officer

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
(UNAUDITED)
June 30, 2006

COMMON STOCKS—99.0%

		Market
		Value
Shares	Description	(Note 1)

	■ ELECTRIC AND GAS—71.7%
982,300	Ameren Corp.	$49,606,150
1,000,000	Atmos Energy Corp.	27,910,000
1,125,000	Consolidated Edison Inc.	49,995,000
2,030,000	Duke Energy Corp.	59,621,100
900,000	Endesa S.A. (Spain)	31,289,838
1,100,000	Energy East Corp.	26,323,000
1,464,000	Exelon Corp.	83,199,120
1,735,000	FPL Group Inc.	71,794,300
1,535,000	FirstEnergy Corp.	83,212,350
800,000	Great Plains Energy Inc.	22,288,000
188,673	National Grid PLC ADR	10,199,662
675,714	National Grid PLC (United Kingdom)	7,311,137
800,000	Nicor Inc.	33,200,000
2,000,000	NiSource Inc.	43,680,000
1,000,000	Northeast Utilities Inc.	20,670,000
2,237,200	NSTAR	63,983,920
1,000,000	OGE Energy Corp.	35,030,000
1,296,733	Oneok Inc.	44,140,791
1,350,000	PG&E Corp.	53,028,000
1,200,000	PPL Corp.	38,760,000
1,500,000	Pinnacle West Capital Corp.	59,865,000
1,375,000	Progress Energy Inc.	58,946,250
1,000,000	Puget Energy, Inc.	21,480,000
393,000	RWE AG (Germany)	32,713,359
600,000	SCANA Corp.	23,148,000
1,000,000	Scottish & Southern Energy ADR	21,288,400
850,000	Scottish & Southern Energy PLC (United Kingdom)	18,095,074
1,587,301	Scottish Power PLC (United Kingdom)	17,115,672
2,000,000	Southern Co.	64,100,000
1,387,900	Teco Energy Inc.	20,735,226
1,500,000	Vectren Corp.	40,875,000
1,000,000	WGL Holdings Inc.	28,950,000

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2006

		Market
		Value
Shares	Description	(Note 1)

581,000	WPS Resources Corp.	$28,817,600
1,000,000	Westar Energy Inc.	21,050,000
3,499,304	Xcel Energy Inc.	67,116,651

		1,379,538,600

	■ TELECOMMUNICATION—15.7%
1,799,230	AT&T Inc.	50,180,525
1,600,000	BCE Inc.	37,840,000
565,000	BT Group PLC ADR	25,023,850
1,350,000	Chunghwa Telecom Co. Ltd. ADR	24,934,500
2,500,000	Citizens Communications Co.	32,625,000
1,028,000	Telecom Italia SpA ADR	28,701,760
856,250	Telecom Corp of New Zealand Ltd. ADR	17,030,812
4,855,000	TeliaSonera AB (Sweden)	27,565,889
1,719,492	Verizon Communications Inc.	57,585,787

		301,488,123

	■ NON-UTILITY—11.6%
98,632	AMB Property Corp.	4,985,848
40,000	Apartment Investment and Management Co.	1,738,000
75,015	Alexandria Real Estate Equities Inc.	6,652,330
179,850	Archstone Smith Trust	9,148,970
66,221	AvalonBay Communities Inc.	7,325,367
100,195	Boston Properties Inc.	9,057,628
64,978	Camden Property Trust	4,779,132
190,500	Corporate Office Properties Trust	8,016,240
151,112	Developers Diversified Realty Corp.	7,885,024
103,223	Diamondrock Hospitality Co.	1,528,733
117,668	Digital Realty Trust Inc.	2,905,223
25,000	Equity Office Properties Trust	912,750
262,269	Equity Residential	11,731,292
66,504	Essex Property Trust Inc.	7,425,837
207,293	Extra Space Storage Inc.	3,366,438
159,118	General Growth Properties Inc.	7,169,857

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2006

		Market
		Value
Shares	Description	(Note 1)

55,245	Hospitality Properties Trust	$2,426,360
367,785	Host Hotels & Resorts Inc.	8,043,458
72,159	Kilroy Realty Corp.	5,213,488
203,015	Kimco Realty Corp.	7,408,017
93,629	LaSalle Hotel Properties	4,335,023
103,444	The Macerich Co.	7,261,769
55,630	Pan Pacific Retail Properties Inc.	3,859,053
248,630	ProLogis	12,958,596
121,635	Public Storage Inc.	9,232,097
168,555	Reckson Associates Realty Corp.	6,974,806
66,770	Regency Centers Corp.	4,149,755
89,284	SL Green Realty Corp.	9,773,919
200,020	Simon Property Group Inc.	16,589,659
161,598	Strategic Hotels and Resorts Inc.	3,351,542
194,122	Sunstone Hotel Investors Inc.	5,641,185
184,367	United Dominion Realty Trust Inc.	5,164,120
150,891	Ventas Inc.	5,112,187
120,381	Vornado Realty Trust	11,743,167

		223,866,870

	Total Common Stocks (Cost—$1,650,851,796)	1,904,893,593

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2006

PREFERRED STOCKS—10.6%

		Market
		Value
Shares	Description	(Note 1)

	■ UTILITY—5.1%
700,000	Entergy Corp. 7 5/8% due 2/17/09	$35,154,000
1,200,000	Great Plains Energy Inc. 8% due 2/16/07	27,756,000
220,000	Southern California Edison 6 1/8% Perpetual	20,693,750
172,700	Southern Union Co. 5 3/4% due 8/16/06	13,893,715

		97,497,465

	■ NON-UTILITY—5.5%
710,432	AMB Property Corp. 7% Series O Perpetual	17,775,009
17,300	AvalonBay Communities Inc. 8.70% Series H Perpetual	463,467
650,000	Duke Realty Corp. 6.95% Series M Perpetual	15,957,500
104,900	Equity Office Properties Trust 7 3/4% Series G Perpetual	2,680,195
400,000	Federal National Mortgage Association 7% Perpetual	21,575,000
9,800	Health Care Property Investors Inc. 7 1/4% Series E Perpetual	245,980
70,600	Health Care Property Investors Inc. 7.10% Series F Perpetual	1,743,820
8,500	ProLogis 6 3/4% Series F Perpetual	200,005
9,600	ProLogis 6 3/4% Series G Perpetual	226,464
408,600	Public Storage Inc. 6.95% Series H Perpetual	9,908,550
900,000	Public Storage Inc. 7 1/4% Series I Perpetual	22,320,000
200,000	Vornado Realty Trust 7% Series E Perpetual	4,886,000
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	8,060,500

		106,042,490

	Total Preferred Stocks (Cost—$203,900,737)	203,539,955

BONDS—34.9%

Ratings*

			Standard	Market
			&	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)

■ ELECTRIC AND GAS—15.0%
$ 19,450,000	Comed Financing II
	8½%, due 1/15/27	Baa3	BBB–	20,421,099

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2006

		Ratings*

			Standard	Market
			&	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)

$ 9,304,000	Commonwealth Edison Co.
	8%, due 5/15/08	Baa1	A–	$9,665,628
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BB+	25,219,608
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	A3	BBB	21,011,360
5,000,000	Entergy Corp.
	6.30%, due 9/01/35	Baa1	A–	4,611,915
25,000,000	FirstEnergy Corp., Series B
	6.45%, due 11/15/11	Baa3	BBB–	25,466,600
24,340,000	Illinois Power Co.
	7½%, due 6/15/09	Baa2	BBB+	25,372,381
5,000,000	KN Energy Inc.
	7¼%, due 3/01/28	Baa2	BBB	4,533,755
17,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	A3	A	18,040,502
15,825,000	Niagara Mohawk Power Corp.
	8 7/8%, due 5/15/07	Baa1	A–	16,225,531
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	11,000,550
5,000,000	NSTAR
	8% due 2/15/10	A2	A	5,347,200
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	11,048,553
15,000,000	Progress Energy Inc.
	7.10%, due 3/01/11	Baa2	BBB–	15,662,715
22,750,000	Puget Capital Trust
	8.231%, due 6/01/27	Ba1	BB	21,244,701
12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	13,765,569
13,000,000	Southern Co. Capital Trust II
	8.14%, due 2/15/27	Baa1	BBB+	13,650,715

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2006

		Ratings*

			Standard	Market
			&	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)

$ 6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB	$6,630,593
8,850,000	Southern Union Co.
	8¼%, due 11/15/29	Baa3	BBB	9,706,291
10,000,000	TE Products Pipeline Co.
	7.51%, due 1/15/28	Baa3	BBB–	10,294,820

				288,920,086

	■ TELECOMMUNICATION—14.1%
17,200,000	AT&T Wireless Services Inc.
	7½%, due 5/01/07	Baa2	A	17,444,051
15,098,000	BellSouth Capital Funding Corp.
	7¾%, due 2/15/10	A2	A	16,005,103
22,000,000	British Telecom PLC
	8 3/8%, due 12/15/10	Baa1	A–	24,175,646
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	Baa2	BBB	16,128,045
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28	Baa2	BBB	13,528,845
5,645,000	Comcast Cable Communications Inc.
	8 3/8%, due 5/01/07	Baa2	BBB+	5,764,934
10,000,000	France Telecom SA
	7¾%, due 3/01/11	A3	A–	10,752,550
17,625,000	GTE Corp.
	7.90%, due 2/01/27	Baa1	A	18,378,433
17,000,000	Koninklijke KPN NV
	8%, due 10/01/10	Baa2	BBB+	18,047,659
15,000,000	Koninklijke KPN NV
	8 3/8%, due 10/01/30	Baa2	BBB+	16,146,375
24,104,000	Nextel Communications Corp.
	7 3/8%, due 8/01/15	Baa2	A–	24,551,539

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2006

		Ratings*

			Standard	Market
			&	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)

$ 10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12	Baa2	A–	$11,061,590
10,000,000	TCI Communications Inc.
	8¾%, due 8/01/15	Baa2	BBB+	11,444,050
11,500,000	Telefonica Europe BV
	7¾%, due 9/15/10	Baa1	BBB+	12,210,619
5,000,000	Telefonica Europe BV
	8¼%, due 9/15/30	Baa1	BBB+	5,663,040
12,295,000	360 Communications Co.
	7.60%, due 4/01/09	A2	A–	12,828,234
10,500,000	Verizon Global Funding Corp.
	7¾%, due 12/01/30	A3	A	11,356,979
20,000,000	Vodafone Group PLC
	7¾%, due 2/15/10	A3	A+	21,155,100
5,000,000	Vodafone Group PLC
	7 7/8%, due 2/15/30	A3	A+	5,523,560

				272,166,352

	■ NON-UTILITY—5.8%
#30,000,000	Bank of America, NA
	5.36%, due 6/13/07	Aa	AA	30,004,500
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A2	A+	10,892,448
9,600,000	Duke Realty LP
	6.80%, due 2/12/09	Baa1	BBB+	9,807,686
10,000,000	EOP Operating LP
	7¾%, due 11/15/07	Baa2	BBB	10,250,800
#25,000,000	Harrier Finance Funding LLC
	5.32%, due 11/15/06	Aaa	AAA	25,003,450
#25,000,000	Premier Asset Collateralized Entity LLC
	5.16%, due 4/25/07	Aaa	AAA	25,005,175

				110,964,059

	Total Bonds (Cost—$682,364,266)			672,050,497

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2006

			Market
Par Value/			Value
Shares		Description	(Note 1)

SHORT-TERM INSTRUMENTS—33.5%

#$	18,100,000	Adirondack 2005-2 Corp.
		5.32%, due 7/05/06	$18,089,301
#	5,928,483	AIM STIC Liquid Assets Portfolio	5,928,483
#	5,000,000	Banc of America Securities LLC Repurchase Agreement,
		5.35%, dated 6/30/06, due 7/03/06, with a repurchase price of
		$5,002,230 and collateralized by $5,100,001 market value of
		corporate bonds having an average coupon rate of 5% and
		an original weighted average maturity of 11/12/13	5,000,000
#	100,000,000	BNP Paribas Securities Repurchase Agreement,
		5.36%, dated 6/30/06, due 7/03/06, with a repurchase price of
		$100,044,692 and collateralized by $102,000,001 market value of
		asset-backed securities (ABS) and corporate bonds having an
		average coupon rate of 5.57% and an original weighted average
		maturity of 1/25/17	100,000,000
#	50,000,000	Citigroup Global Markets Inc. Master Note
		5.38%, due 7/03/06	50,000,000
#	43,000,000	Credit Suisse First Boston LLC Repurchase Agreement,
		5.36%, dated 6/30/06, due 7/03/06, with a repurchase price of
		$43,019,217 and collateralized by $43,862,409 market value of
		corporate bonds having an average coupon rate of 7.65% and
		an original weighted average maturity of 8/17/20	43,000,000
#	60,000,000	Dresdner Kleinwort Wasserstein Securities LLC Repurchase Agreement,
		5.36%, dated 6/30/06, due 7/03/06, with a repurchase price of
		$60,026,815 and collateralized by $61,200,138 market value of
		corporate bonds having an average coupon rate of 8.14% and
		an original weighted average maturity of 1/05/22	60,000,000
#	25,000,000	Ebury Finance LLC
		5.35%, due 7/07/06	24,977,708

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2006

			Market
Par Value/			Value
Shares		Description	(Note 1)

#$	114,000,000	Goldman Sachs & Co. Repurchase Agreement,
		5.38%, dated 6/30/06, due 7/03/06, with a repurchase price of
		$114,051,139 and collateralized by $116,280,001 market value of
		ABS and collateralized mortgage obligations (CMOs) having an
		average coupon rate of 5.28% and an original weighted average
		maturity of 12/21/32	$114,000,000
#	50,000,000	Greenwich Capital Markets Inc. Repurchase Agreement,
		5.39%, dated 6/30/06, due 7/03/06, with a repurchase price of
		$50,022,471 and collateralized by $51,003,030 market value of
		CMOs having an average coupon rate of 7.28% and an original
		weighted average maturity of 11/17/44	50,000,000
#	100,000,000	Lehman Brothers Inc. Repurchase Agreement,
		5.36%, dated 6/30/06, due 7/03/06, with a repurchase price of
		$100,044,692 and collateralized by $102,004,641 market value of
		CMOs having an average coupon rate of 5% and an original
		weighted average maturity of 5/01/36	100,000,000
#	50,000,000	Nomura Securities International Inc. Repurchase Agreement,
		5.36%, dated 6/30/06, due 7/03/06, with a repurchase price of
		$50,022,346 and collateralized by $51,000,001 market value of
		CMOs having an average coupon rate of 5.42% and an original
		weighted average maturity of 11/14/35	50,000,000
#	25,000,000	Surrey Funding Corp.
		5.10%, due 8/11/06	24,854,792

		Total Short-Term Instruments (Amortized Cost—$645,850,284)	645,850,284

		TOTAL INVESTMENTS—178.0% (Cost—$3,182,967,083)	3,426,334,329

		OTHER ASSETS LESS LIABILITIES—(62.4%)	(1,201,359,248)

		AUCTION PREFERRED STOCK—(15.6%)	(300,000,000)

		NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$1,924,975,081

#     This security was purchased with the cash proceeds from securities loans.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
Investments at market value (cost $3,182,967,083) including $522,000,000 of
repurchase agreements and $702,463,712 of securities loaned	$3,426,334,329
Cash	34,108,363
Receivables:
Interest	11,246,700
Dividends	4,855,113
Securities lending income	117,641
Securities sold	1,520,473
Prepaid expenses	167,176

Total Assets	$3,478,349,795

LIABILITIES:
Payable for securities purchased	6,351,608
Due to Adviser (Note 2)	3,843,927
Due to Administrator (Note 2)	955,772
Dividends payable on common stock	14,637,532
Interest payable on preferred stock	1,445,531
Payable for securities lending broker rebates	1,661,385
Accrued expenses	296,806
Payable upon return of securities on loan	724,182,153
Remarketed preferred stock (5,000 shares issued and outstanding; liquidation preference
$100,000 per share) (Note 5)	500,000,000

Total Liabilities	1,253,374,714

Auction preferred stock (12,000 shares issued and outstanding;
liquidation preference $25,000 per share)(Note 5)	300,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$1,924,975,081

CAPITAL:
Common stock ($.001 par value; 250,000,000 shares authorized and
225,192,834 shares issued and outstanding)(Note 4)	$225,193
Paid-in surplus	1,866,636,437
Accumulated net realized loss on investments	(144,591,290)
Distributions in excess of net investment income	(40,661,088)
Net unrealized appreciation (depreciation) on investments and foreign
currency translation	243,365,829

Net assets applicable to common stock (equivalent to $8.55 per
share based on 225,192,834 shares outstanding)	$1,924,975,081

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
(UNAUDITED)
For the six months ended June 30, 2006

INVESTMENT INCOME:
Interest	$17,568,953
Dividends (less withholding tax of $1,371,708)	56,368,595
Securities lending income, net	858,429

Total investment income	74,795,977

EXPENSES:
Management fees (Note 2)	7,476,078
Remarketed preferred stock interest expense (Note 5)	9,488,311
Commercial paper interest expense (Note 6)	3,086,715
Administrative fees (Note 2)	1,867,133
Transfer agent fees	204,500
Custodian fees	190,000
Remarketing agent fees—remarketed preferred stock	628,472
Broker-dealer commissions—auction preferred stock	189,041
Shareholder reports and postage	357,500
Professional fees	199,500
Directors’ fees (Note 2)	217,000
Other expenses	448,814

Total expenses	24,353,064

Net investment income	50,442,913

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	99,667,876
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	(48,157,666)

Net realized and unrealized gain	51,510,210

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 5)	(3,657,083)

Total distributions	(3,657,083)

Net increase in net assets applicable to common stock resulting from operations	$98,296,040

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	six months	For the year
	ended	ended
	June 30, 2006	December 31,
	(UNAUDITED)	2005

FROM OPERATIONS:
Net investment income	$50,442,913	$88,010,925
Net realized gain	99,667,876	87,747,926
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	(48,157,666)	(58,948,531)
Distributions on auction preferred stock from net investment income	(3,657,083)	—

Net increase in net assets applicable to common
stock resulting from operations	98,296,040	116,810,320

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
From and in excess of net investment income (Note 4)	(87,604,646)	(167,196,945)
Return of capital	—	(7,616,135)

Total distributions to common stockholders	(87,604,646)	(174,813,080)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment
of 1,357,199 shares and 2,504,518 shares, respectively	13,489,830	26,772,937
Auction preferred stock offering costs	(3,413,051)	—

Net increase in net assets derived from capital share transactions	10,076,779	26,772,937

Total increase (decrease)	20,768,173	(31,229,823)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	1,904,206,908	1,935,436,731

End of period (including distributions in excess of net investment income
of $40,661,088 and $33,403,581, respectively)	$1,924,975,081	$1,904,206,908

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
(UNAUDITED)
For the six months ended June 30, 2006

INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
Interest received	$15,701,416
Income dividends received	56,775,920
Securities lending income, net	858,512
Expenses paid (excluding interest)	(25,158,658)
Interest paid on commercial paper	(4,496,931)
Purchase of investment securities	(1,382,941,779)
Proceeds from sale/redemption of investment securities	1,337,908,614
Amortization of premiums and discounts on debt securities	4,350,258

Net cash provided by operating activities		2,997,352
Cash flows provided by (used for) financing activities:
Proceeds from sale of auction preferred stock	296,595,024
Dividends paid	(88,635,608)
Proceeds from issuance of common stock under dividend
reinvestment plan	13,489,830
Net cash used in commercial paper issuance	(197,255,382)

Net cash provided by financing activities		24,193,864

Net increase in cash and cash equivalents		27,191,216
Cash and cash equivalents—beginning of period		6,917,147

Cash and cash equivalents—end of period		$34,108,363

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$98,296,040
Change in investments	(45,033,165)
Net realized gain on investments	(99,667,876)
Net change in unrealized appreciation (depreciation) on investments	48,157,666
Amortization of premiums and discounts on debt securities	4,350,258
Increase in interest receivable	(1,867,536)
Decrease in dividends receivable	407,325
Decrease in accrued expenses	(1,645,442)
Decrease in other receivable	82

Total adjustments		(95,298,688)

Net cash provided by operating activities		$2,997,352

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated:

		For the year ended December 31

	For the
	Six months
	ended
	June 30, 2006
	(Unaudited)	2005	2004	2003	2002	2001

Net asset value:
Beginning of period	$8.51	$8.75	$7.94	$7.37	$9.18	$10.51

Net investment income (1)(2)	0.23	0.41	0.54	0.75	0.79	0.77
Net realized gain (loss) and
change in unrealized
appreciation/(depreciation)
on investments	0.24	0.14	1.06	0.62	(1.78)	(1.23)
Dividends on remarketed
preferred stock from net
investment income (1)	—	—	—	—	(0.04)	(0.08)
Dividends on auction preferred
stock from net investment
income	(0.02)	—	—	—	—	—

Total from investment
operations applicable
to common shares	0.45	0.55	1.60	1.37	(1.03)	(0.54)
Dividends on common stock
from and in excess of net
investment income	(0.39)	(0.75)	(0.79)	(0.80)	(0.78)	(0.79)
Return of capital	—	(0.04)	—	—	—	—

Total distributions	(0.39)	(0.79)	(0.79)	(0.80)	(0.78)	(0.79)
Auction preferred stock offering
costs	(0.02)	—	—	—	—	—
Net asset value:
End of period	$8.55	$8.51	$8.75	$7.94	$7.37	$9.18

Per share market value:
End of period	$10.20	$10.39	$11.92	$10.96	$9.90	$11.06
Ratio of expenses to average
net assets applicable to
common stock (1)	2.55%*	2.24%	1.86%	1.89%	1.44%	1.57%
Ratio of net investment
income to average
net assets applicable to
common stock (1)(2)	5.28%*	4.51%	5.63%	9.88%	9.63%	8.63%
Total investment return on
market value	2.08%	(6.16%)	17.35%	19.82%	(3.04%)	13.67%
Portfolio turnover rate (2)	22.67%	27.99%	43.71%	242.69%	197.27%	213.48%
Net assets applicable to
common stock, end of
period (000s omitted)	$1,924,975	$1,904,203	$1,935,437	$1,738,286	$1,592,970	$1,959,697

* Annualized
(1)	Upon the adoption of FAS 150 in 2003, dividends on the Fund’s remarketed preferred stock are included in interest expense and are part of net investment income. Absent this change in accounting, per share net investment income and dividends on the remarketed preferred stock would have been $0.27 and $0.06, respectively for the six months ended
June 30, 2006, and $0.47 and $0.06, respectively in 2005, $0.58 and $0.03, respectively in 2004 and $0.78 and $0.03, respectively in 2003.

(2)	Beginning in 2004, the Fund reduced its use of short-term trading strategies designed to capture dividend income and made increased use of realized gains to supplement its investment income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from such realized gains will be treated as ordinary income for tax purposes. In addition, the reduced use of short-term trading strategies reduced the Fund’s portfolio turnover rate during the six months ended June 30, 2006 and the years ended December 31, 2005 and 2004.

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
June 30, 2006

(1) SIGNIFICANT ACCOUNTING POLICIES:

     DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

The following are the significant accounting policies of the Fund:

     (a) Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

     (b) Repurchase agreements are fully collateralized by U.S. Treasury, U.S. Government Agency and other investment grade securities. All collateral is held by an independent third-party custodian bank on behalf of the Fund until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of a default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying collateral securities at market value; however realization and/or retention of the collateral may be subject to legal proceedings.

     (c) It is the Fund’s policy to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss. At December 31, 2005, the Fund had tax capital loss carry forwards of $251,042,613 of which $38,794,764 will expire in 2010 and $212,247,849 will expire in 2011. These capital loss carryforwards will be reduced by future realized gains, whether or not distributed (see Note 4). The Fund incurred net losses associated with certain securities in November and December 2005 of $147,908 which were deferred for tax purposes and treated as if they were incurred on January 1, 2006.

     At December 31, 2005, on a tax basis, the Fund had undistributed net investment income of $0 and based on a $3,010,132,491 tax cost of investments, gross unrealized appreciation of $362,153,165 and

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2006

unrealized depreciation of $83,919,490. The difference between the book basis and tax basis of distributable earnings and cost of investments are primarily a result of tax deferral of wash sale losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     (d) Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

     (e) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) MANAGEMENT ARRANGEMENTS:

     The Fund has engaged Duff & Phelps Investment Management Co. (the “Adviser”) to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and ..50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, “average weekly net assets” is defined as the sum of (i) the aggregate net asset value of the Fund’s common stock (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $25,000 per year plus $2,000 per board meeting, plus $1,500 per committee meeting attended. Committee chairmen receive an additional fee of $5,000 per year. The chairman of the board receives an additional fee of $50,000 per year. Total fees paid to directors for the six months ended June 30, 2006 were $209,000.

(3) INDEMNIFICATIONS:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2006

(4) DIVIDENDS:

     The Fund declares and pays dividends monthly. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions from and in excess of net investment income on the Statements of Changes in Net Assets consists of ordinary income distributions for federal income tax purposes. Ordinary income distributions for federal income tax purposes include distributions from net investment income and distributions derived from realized gains, until the Fund utilizes all of its tax loss carryforwards.

     The tax character of all Fund distributions in 2005 was as follows:

	Ordinary Income	Return of Capital

2005	$167,196,945	$7,616,135

     The tax character of all Fund distributions for the year ending December 31, 2006 will be determined at the end of the current fiscal year.

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization and capital loss carryforwards utilized for current year distributions. These reclassifications have no impact on the net asset value of the Fund. At June 30, 2006 the following reclassifications were recorded:

	Accumulated net realized	Distributions in excess of
Paid-in Surplus	loss on investments	net investment income

($37,389,907)	$3,828,598	$33,561,309

(5) PREFERRED STOCK:

     The Fund is authorized to issue 100,000,000 shares of preferred stock with a par value of $.001. In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 12,000 shares of Auction Preferred Stock (“APS”) in three series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset every seven days by an auction process. Dividend rates ranged from 3.47% to 4.47% on the RP and from 4.57% and to 5.26% on the APS during the six months ended June 30, 2006.

     The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, plus

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2006

accumulated and unpaid dividends in each case. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A - November 28, 2012; Series B - November 18, 2015; Series C - November 7, 2018; Series D - December 22, 2021; and Series E - December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share and the holders of the APS are entitled to one quarter of a vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000, the allocation of one quarter of a vote per share to the APS gives all holders of preferred stock equal voting power per dollar of liquidation preference. The holders of the RP and APS, together as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and APS and the Common Stock.

     On July 18, 2006, the Fund issued two additional series of APS having an aggregate liquidation preference of $200,000,000.

(6) COMMERCIAL PAPER:

     As of January 1, 2006, the Fund had Commercial Paper Notes (“Notes”) outstanding with a par value of $200,000,000 and had entered into a credit agreement to provide liquidity. The Notes were unsecured, general obligations of the Fund. During the period ended May 31, 2006, the Fund decreased the amount of its outstanding Notes to zero. Interest rates on the Notes ranged from 4.37% to 4.80% during the period from January 1, 2006 through May 31, 2006. As of June 1, 2006, the Fund no longer issues such Notes and has terminated the related backup credit facility.

(7) INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2006 purchases and sales of investment securities (excluding short-term securities) were $682,150,023 and $599,190,991, respectively.

     The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At June 30,2006 the Fund had loaned portfolio securities with a market value of $702,463,712 and received $724,182,153 of cash collateral. This cash was invested in securities as shown in the Schedule of Investments.

Renewal of Investment Advisory Agreement

     Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. The Board has a Contracts Committee, composed entirely of Independent Directors, which, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

     Nature, extent, and quality of services. The Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. In evaluating the quality of the Adviser’s services, the Committee noted the various complexities involved in the operations of the Fund, such as the use of two types of leverage and the lending of portfolio securities, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Committee also considered the Fund’s investment performance as discussed below. In light of the foregoing, the Committee concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

     Investment performance of the Fund and the Adviser. The Committee reviewed the Fund’s investment performance over time and compared that performance to various peer groups and indices. The Committee concluded that since current income is the Fund’s primary objective, one of the best measures of the Adviser’s performance is the Fund’s consistent ability to pay a 6.5 cent per share monthly dividend. The Committee also considered the fact that since 1990, shares of the Fund have traded at a premium to net asset value 94.5% of the time even though shares of most closed-end funds trade at a discount to net asset value as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

     Cost of services and profits realized. The Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Committee retained Lipper Analytical Services Inc., an independent provider of investment company data, to furnish a report comparing the Fund’s advisory fee and other expenses to the similar expenses of other comparable funds. The Committee noted that many of the other funds in the comparison group were only recently established, and benefited from waivers

Renewal of Investment Advisory Agreement—(Continued)

of advisory fees by their sponsors. The Committee’s view is that gross fees provide a more useful comparison because waivers tend to be associated with the launch of new funds and can be expected to be of short duration. The Fund’s fees, while higher than the comparison group median when waivers were included, were lower than the median when waivers were excluded. The Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. However, the Committee concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful. The Committee also examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability was within the range that courts had found reasonable. The Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Committee concluded that the investment advisory agreement was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

     Economies of scale. The Committee considered whether the Fund has appropriately benefited from any economies of scale. The Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

     Indirect benefits. The Committee considered the indirect benefits the Adviser derives from its relationship with the Fund, including brokerage and soft dollar arrangements. In this regard, the Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser had significantly reduced the Fund’s brokerage cost in recent years and that the Adviser was in the process of phasing out the use of soft dollar arrangements.

     The Contracts Committee concluded, based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, that the existing advisory fee structure is fair and reasonable, and recommended the continuation of the investment advisory agreement as being in the best interests of the Fund and its shareholders. On February 24, 2006, the Committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including the Independent Directors, accepted the Committee’s recommendation and approved the continuation of the Fund’s investment advisory agreement for an additional one-year term ending April 30, 2007.

Information about Proxy Voting by the Fund

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s web site http://www.dnpselectincome.com or on the SEC’s web site http://www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com or on the SEC’s website at http://www.sec.gov.

Information about the Fund’s Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available on the Fund’s website at http://www.dnpselectincome.com.

Annual Meeting Proxy Results

     The Annual Meeting of Shareholders of the Fund was held on May 11, 2006. The description of each matter voted upon and the number of shares voted is as follows:

	For	Withheld

1. Election of Directors*

Directors elected by the holders
of the Fund’s common stock:
Christian H. Poindexter	197,569,899	4,231,459
David J. Vitale	197,616,242	4,185,116

Director elected by the holders
of the Fund’s preferred stock:
Nancy Lampton	4,470	0

	For	Against	Abstentions

2. Proposal to amend and restate the
Fund’s charter to amend certain
provisions governing Series A, B,
C, D and E of the Fund’s
Remarketed Preferred Stock	191,547,065	4,841,041	5,417,722

*	Directors whose term of office continued beyond this meeting are Stewart E. Conner, Connie K. Duckworth, Robert J. Genetski, Francis E. Jeffries and Carl F. Pollard.

This Page Intentionally Left Blank.

Board of Directors

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

FRANCIS E. JEFFRIES
Chairman

NANCY LAMPTON
Vice Chairman

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer
and Chief Investment Officer

JOYCE B. RIEGEL
Chief Compliance officer

T. BROOKS BEITTEL, CFA
Senior Vice President
and Secretary

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Senior Vice President and Treasurer

DIANNA P. WENGLER
Vice President and
Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the
New York Stock Exchange under
the symbol DNP

55 East Monroe Street, Suite 3600
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 1258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
55 East Monroe Street, Suite 3600
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown, Rowe & Maw LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

ITEM 2.	CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to semi-annual reports.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 8	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the
Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in
the registrant’s Proxy Statement dated April 3, 2006) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

             (a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

             (b)           There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley
Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer

Date	August 28, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer

Date	August 28, 2006

By (Signature and Title)*	/s/ JOSEPH C. CURRY, JR.

Joseph C. Curry, Jr.
Senior Vice President and Treasurer (principal financial officer)

Date	August 28, 2006

* Print the name and title of each signing officer under his or her signature.